Exhibit 99.2

(NASDAQ:SLP) Investor Conference Call Shawn O’Connor, CEO John Kneisel, CFO November 14, 2018

2 With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include but are not limited to : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information on the Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission . Safe Harbor Statement

Call Agenda • CEO Introduction • Fourth Quarter and FY2018 Highlights • Financial Results 3

Introduction • My background • Evolution of modeling and simulation in the pharmaceutical drug development world • Simulations Plus – “Gold standard” GastroPlus application provides foundation for portfolio of software applications supporting modeling applications across the drug development continuum – Skilled scientific talent with expertise in the various modalities of modeling techniques supports delivery of service based support to clients – An organization well positioned to continue to drive growth both from organically sourced growth opportunities as well as with selective strategic acquisitions 4

Steady and Consistent Revenue Growth 5 Nasdaq: SLP More than a decade of consistent revenue growth $11.0 $12.5 $13.8 $14.9 $16.8 $0.4 $5.8 $6.1 $9.2 $12.9 $11.4 $18.3 $19.9 $24.1 $29.7 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue Software Consulting Key Highlights • Record $29.7M of revenue for FY2018 reflecting 23% growth over 2017 • Highlights – 57% of revenues sourced in software growing at 13% in 2018 – 43% of revenues sourced in services growing at 38% in 2018 – Significant success in grant awards in 2018 funding product development – Continued consistent quarterly dividends for the year • FY2018 Financial Highlights – Revenue up 7% for Q4 and 23% for the year – Gross profit up 6% for Q4 and 22% for the year – Net income before taxes up 31% for Q4 and 23% for the year – Cash generated from operations during 2018 of $9.3M with cash on hand at year end of $9.4M $ in millions

Simulations Plus Division (Lancaster) 6 Nasdaq: SLP The genesis of the company… providing software, training and consulting services $11.0 $12.3 $13.7 $14.5 $15.7 $0.4 $0.7 $0.8 $1.1 $1.8 $11.4 $13.0 $14.5 $15.6 $17.5 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue Software Consulting $ in millions Simulations Plus represented 59.2% of total revenue and 71.1% of EBITDA for FY 2018 Key Highlights • Market Drivers – Increased regulatory adoption – Continued demand to reduce the cost and time required for drug discovery and development • Customers – 19 of the top 20 pharmaceutical companies – >200 organizations worldwide • Growth Strategy – Integrate programs into streamlined workflow/interface – Increase service resources to support consulting services growth demand – Expand sales staffing • Financial Highlights – Software revenue up 9% for Q4 and 8% for the year – Consulting and training revenue up 54% for Q4 and 70% for the year – Continued penetration in the generic drug and non - pharma markets (chemicals, consumer goods) – Projects with 21 companies and 2 FDA - funded collaborations

Cognigen Division (Buffalo) 7 Nasdaq: SLP A leading provider of population modeling and simulation services for the pharma and biotech industries $0.2 $0.2 $0.2 $0.2 $5.1 $5.4 $7.1 $7.7 $5.3 $5.6 $7.3 $7.9 FY 2015 FY 2016 FY 2017 FY 2018 Annual Revenue Software Consulting Key Highlights • Market Drivers – Accelerated adoption of in silico techniques across development cycle – Demand for in silico modeling out pacing client resources and expertise – Broadening regulatory adoption and endorsement • Customers – Relationships with 27 companies on 44 drugs and 77 projects – 45% of projects result in regulatory interaction – Most common therapeutic area is oncology, followed by neurology, endocrinology and infectious disease • Growth Strategy – Increase marketing and sales activities – Ongoing recruitment of scientific talent – Capitalize on cross - selling opportunities with Simulations Plus and DILIsym • Financial Highlights – Overall revenue up 1% for Q4 and 8% for the year – 41 new projects initiated during 2018 – 47 proposals outstanding with 28 companies $ in millions Cognigen represented 26.5% of total revenue and 17.7% of EBITDA for FY 2018

DILIsym Division (RTP)

A leading provider of software products and services in QST and QSP



Annual Revenue
$ in millions
$4.3
$3.4
$0.9
$1.2
$1.0
$0.2
FY 2017
FY 2018
Software
Consulting

DILIsym represented 14.4% of total revenue and 11.2% of EBITDA for FY 2018

Key Highlights

- **Acquired in June 2017**
- **Market Drivers**
  - Accelerated adoption of QST and QSP mechanistic modeling techniques
  - DILIsym clear market product of choice
- **Customers**
  - 10 active consortium DILIsym licensees
  - 14 active DILIsym consulting projects in Q4
  - Significant NAFLDsym client engagement in Q4
  - RENAsym consortium discussions in process
- **Growth Strategy**
  - Expansion of QST offerings (DILIsym and RENAsym)
  - Expansion of QSP offerings (NAFLDsym and other domains)
  - Engaging with existing international distributors
- **Financial Highlights**
  - Overall revenue up 244% for year (FY2018 first full year of operations -FY2017 was one quarter of activity)
  - NIH SBIR fast track award granted for up to $1.7MM over 2 years for RENAsym (Drug induced kidney injury)
  - Significant pipeline of service opportunities

Nasdaq: SLP

SimulationsPlus SCIENCE + SOFTWARE = SUCCESS

8

Growth Strategy Nasdaq: SLP 9 ‒ Continue to deliver timely upgrades of existing software products to drive high renewal rates and create new module revenue opportunities ‒ Invest in new software product development to broaden our portfolio of tools our clients require ‒ Attract and hire scientific talent to support demand for service offerings ‒ Expand our sales and marketing resources in support of larger portfolio of products and services Acquisitions Organic ‒ Actively seek accretive, complementary acquisitions ‒ Expand pharmaceutical software and services business across the drug development process ‒ Accelerate internal product development timelines with technology acquisitions Proactively pursuing multiple opportunities for continued growth

Financial Results Nasdaq: SLP

11 Income Statement: 4QFY18 Versus 4QFY17 (in millions) Lancaster Buffalo RTP ( ACQ. 6/01/17) 4QFY18 4QFY17 Diff % chg Net sales $ 3.3 $ 2.1 $ 1.2 $ 6.7 $ 6.3 $ 0.4 6.7% Gross profit $ 2.6 $ 1.3 $ 0.7 $ 4.6 $ 4.3 $ 0.3 6.4% Gross profit margin 77.4% 61.2% 56.2% 68.3% 68.5% - 0.2% - 0.4% SG&A $ 1.3 $ 0.6 $ 0.3 $ 2.2 $ 2.4 $ (0.2) - 8.3% R&D $ 0.3 $ 0.0 $ 0.1 $ 0.4 $ 0.4 $ 0.0 5.5% Total operating expenses $ 1.6 $ 0.6 $ 0.5 $ 2.7 $ 2.8 $ (0.2) - 6.3% Income from operations $ 1.0 $ 0.7 $ 0.3 $ 1.9 $ 1.4 $ 0.5 31.2% Other income (expense) $ (0.1) $ 0.0 $ 0.0 $ (0.1) $ (0.0) $ (0.0) 51.2% Income before income taxes $ 0.9 $ 0.7 $ 0.3 $ 1.8 $ 1.4 $ 0.4 31.1% Net income $ 0.7 $ 0.5 $ 0.2 $ 1.3 $ 1.2 $ 0.2 16.2% Diluted earnings per share (in dollars) $ 0.07 $ 0.06 $ 0.01 14.6% EBITDA $ 1.4 $ 0.8 $ 0.4 $ 2.6 $ 2.0 $ 0.6 27.3%

12 Income Statement: FY18 Vs. FY17 (in millions) Lancaster Buffalo RTP ( ACQ. 6/01/17) FY18 FY17 Diff % chg Net sales $ 17.6 $ 7.9 $ 4.3 $ 29.7 $ 24.1 $ 5.5 22.9% Gross profit 14.5 4.6 2.5 21.7 17.8 3.8 21.5% Gross profit margin 82.6% 58.9% 59.6% 73.1% 73.9% - 0.8% - 1.1% SG&A $ 5.6 $ 2.6 $ 1.3 $ 9.6 $ 8.2 $ 1.4 16.9% R&D 1.4 0.1 0.3 1.8 1.4 0.4 30.8% Total operating expenses 7.0 2.7 1.7 11.4 9.6 1.8 18.9% Income from operations 7.5 1.9 0.9 10.3 8.3 2.0 24.6% Other income (expense) (0.2) 0.0 0.0 (0.2) (0.0) (0.1) 562.5% Income before income taxes 7.4 1.9 0.9 10.1 8.2 1.9 23.0% Net income $ 6.9 $ 1.4 $ 0.6 $ 8.9 $ 5.8 $ 3.1 54.4% Diluted earnings per share (in dollars) $ 0.50 $ 0.33 $ 0.17 51.4% EBITDA $ 9.3 $ 2.3 $ 1.5 $ 13.0 $ 10.4 $ 2.6 25.0%

13 Consolidated Revenues: Fiscal Quarter ( in millions) $4.0 $4.6 $5.9 $3.7 $4.8 $5.2 $6.0 $4.0 $5.4 $5.7 $6.8 $6.3 $7.1 $7.4 $8.6 $6.7 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Q1 Q2 Q3 Q4 2015 2016 2017 2018

14 Consolidated Income from Operations: Fiscal Quarter (in millions) $0.7 $1.5 $2.9 $0.8 $1.7 $1.7 $2.8 $1.0 $1.9 $1.8 $3.1 $1.4 $2.6 $2.4 $3.4 $1.9 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

$0.5 $1.0 $1.9 $0.5 $1.1 $1.2 $1.9 $0.8 $1.4 $1.2 $2.1 $1.2 $1.7 $3.5 $2.4 $1.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 Q1 Q2 Q3 Q4 2015 2016 2017 2018 $2.0 15 Note: 2Q18 $1.5M tax benefit of deferred tax adjustment Consolidated Net Income: Fiscal Quarter (in millions)

16 Consolidated Diluted Earnings Per Share: Fiscal Quarter $0.03 $0.06 $0.11 $0.03 $0.06 $0.07 $0.11 $0.05 $0.08 $0.07 $0.12 $0.06 $0.10 $0.19 $0.13 $0.07 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 Q1 Q2 Q3 Q4 FY15 FY16 FY17 FY18 $0.11 Note: 2Q18 $0.08 tax benefit of deferred tax adjustment

17 Consolidated EBITDA: Fiscal Quarter (in millions) $1.2 $2.0 $3.3 $1.2 $2.2 $2.2 $3.3 $1.5 $2.5 $2.3 $3.6 $2.0 $3.2 $3.1 $4.1 $2.6 $0 $1 $2 $3 $4 $5 Q1 Q2 Q3 Q4 2015 2016 2017 2018

Revenue by Region – FY2018 Nasdaq: SLP Europe 18% North America 63% Asia 18% South America <1% Japan = 68% India = 16% China = 11% Korea = 1% 18 A global and diversified base of revenue

19 Cash Position Remains Excellent (in millions) Over $30 million cash paid out over last five FYs $0.8 $0.8 $0.8 $0.8 $0.8 $0.8 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $0.9 $1.0 $1.0 $1.0 $1.5 $2.5 $2.1 $0.8 $0.7 $0.8 $1.0 $5.0 $11.0 $7.8 $8.6 $5.8 $6.1 $6.4 $8.6 $7.2 $7.1 $8.8 $8.0 $8.8 $7.4 $8.2 $6.2 $7.0 $7.5 $7.2 $9.4 $9.5 Dividend Paid Acquisitions Cash on Hand Cash paid to TSRL Cash paid for Cognigen Final cash paid for Cognigen Cash paid for DILIsym (some from Q2 and Q3) Cash paid to TSRL Cash paid to TSRL Final cash paid to TSRL

20 Selected Consolidated Balance Sheet Items (in millions, except where indicated) August 31, 2018 August 31, 2017 Cash and cash equivalents $ 9.4* $ 6.2* Cash per share ( in Dollars ) $ 0.54 $ 0.36 Total current assets 17.8 12.6 Total assets 43.3 38.5 Total current liabilities 4.8 2.0 Total liabilities 11.4 12.7 Current ratio 3.69x 6.20x Shareholders’ equity 31.9 25.8 Total liabilities and shareholders’ equity 43.3 38.5 Shareholders’ equity per diluted share ( in Dollars ) $1.79 $1.47 * Cash as of Nov 12, 2018 ~$9.5 million .

Products & Services Software Product Portfolio • Physiologically - based modeling & simulation platform for drug R&D • Predictive software for >140 properties of chemical formulations • Analytical software for certain biological or disease states • Cloud - based web app for drug development lifecycle management Consulting Services • Provide multi - disciplinary modeling and simulation support Operating Divisions • Simulations Plus, Inc. • Cognigen • DILIsym Consistent Financial Results • > 10 years of consistent revenue growth • > 10 years of profitability • Cash generated from operations during 2018 of $9.3M with cash on hand at year end of $9.4M • Dividend payout ratio of 46% • Quarterly dividend of $0.06 per share 1 • Stock price has increased 43.8% over the last year 2 Customers and Market Pharmaceutical and biotech companies ranging from the largest in the world to a number of medium - sized and smaller companies in the U.S.,

 Europe and Japan Corporate Information • The company was founded in 1996 and now has 96 employees* worldwide. • Primary offices located in Lancaster, CA; Buffalo, NY and Raleigh, NC. * As of 11/14/2018 Simulations Plus Our mission is to improve the productivity of science - based research & development enterprises by delivering innovative modeling and simulation software and insightful consulting services Nasdaq: SLP 21 1 No assurances can be made as the BOD makes its decision on a quarterly basis based on current financial condition and strateg ic plans 2 Based on 8/31/17 and 8/31/18 closing prices as reported on the Nasdaq Capital Market

22 Thank you! http://www.simulations - plus.com https://www.linkedin.com/company/95827/ https://www.linkedin.com/company/46152/